                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                 ACT OF 1934



Date of Report (Date of earliest event reported)   September 8, 1995
                                                -----------------------

                  SOUTHLAND NATIONAL INSURANCE CORPORATION
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             (Exact name of registrant as specified in its charter)


        Alabama                        2-40019               63-0572745
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(State or other jurisdiction         (Commission           (IRS Employer
    of incorporation)                File Number)        Identification No.)


  1812 University Blvd., Tuscaloosa AL                              35401
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(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code   (205) 345-7410
                                                  -----------------------------

                                     None
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(Former name or former address, if changed since last report.)
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Item 4. Changes in Registrant's Certifying Accountants
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         (a) The independent accounting firm of Jamison, Money, Farmer & Co.,
P.C., was approved by the Board of Directors and was subsequently approved by the shareholders at the Annual Meeting held May 26, 1995 to serve as independent auditors for the calender year 1995. Jamison, Money, Farmer & Co., P.C., served as independent auditors for the two calender years 1994, and 1993. Due to staffing problems, Jamison, Money, Farmer & Co., P.C., has asked to be removed from the appointment. The firm of Jamison, Money, Farmer & Co., P.C., has continued to serve as the Company's Independent auditor through September 8, 1995. The firm of Coopers & Lybrand, L.L.P., has been engaged to serve as independent auditor for the calender year 1995, beginning September 8, 1995.


         (b) The Company believes there were no disagreements with Jamison, Money, Farmer & Co., P.C., within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matter of accounting principles or practice, financial statement disclosures, or auditing scope or procedure in connection with the audits of the Company's consolidated financial statements for the calendar years 1994 and 1993 which if not resolved to their satisfaction would have caused Jamison, Money, Farmer & Co., P.C., to issue an adverse opinion, disclaimer of opinion, a qualified opinion or a modified opinion as to uncertainty, audit scope or accounting practices.


         (c) During the two most recent calendar years and through the present, there have been no reportable events (as defined in Item 304 of Regulation S-K) with Jamison, Money, Farmer & Co., P.C. Southland National Insurance Corporation has not consulted with Coopers & Lybrand, L.L.P., regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements during the two most recent calendar years through present.


         (d) A letter from Jamison, Money, Farmer & Co., P.C., addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.


         (e) The change of auditors was approved by resolution of the Board of Directors of the Company on September 8, 1995.
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Item 7. Financial Statements and Exhibits
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     (c) Exhibits
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
         Number                          Description
         ------                          -----------
          16                             Letter from Jamison, Money, Farmer & Co., P.C. to the Securities and
                                         Exchange Commission included herein pursuant to the requirements of
                                         Item 304(a)(3) of Regulation S-K.





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 SOUTHLAND NATIONAL INSURANCE CORPORATION
                                 ----------------------------------------


                                 By /s/ Ronald J. Koch
                                    --------------------------------------
                                    Ronald J. Koch
                                    Secretary/Treasurer